Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 – Income Taxes

The reconciliation between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense (benefit) for the years ended December 31, 2024 and 2023 is as follows:

	Years Ended
	December 31,
	2024	2023

Statutory U.S. federal income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal income tax benefit	(0.0)%	(0.0)%
Tax effect of expenses that are not deductible for income tax purposes:
Amortization of debt discount	0.0%	16.8%
Change in fair value of derivative liability	0.0%	(13.5)%
Stock based compensation	6.3%	2.7%
Other	(0.0)%	(0.6)%
Change in Valuation Allowance	14.7%	15.6%
Effective tax rate	0.0%	0.0%

At December 31, the significant components of the deferred tax assets (liabilities) are summarized below:

	2024	2023
Deferred Tax Assets:
Net operating losses	$5,580,034	$4,222,999
Other	2,328	1,743
Property and equipment	25,169	—
Total deferred tax assets	5,607,531	4,224,742

Deferred Tax Liabilities	—	—

Valuation Allowance	(5,607,531)	(4,224,742)

Net deferred tax assets	$—	$—

As of December 31, 2024, the Company had federal net operating loss carryforwards of approximately $17.2 million which may be carried forward indefinitely, and state net operating loss carryforwards of approximately $12.6 million (Iowa) and $16.6 million (Illinois), respectively which expire at various dates from 2040 through 2044. These net operating loss carryforwards may be used to offset future taxable income and thereby reduce the Company’s U.S. federal income taxes. The net operating losses may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than 50% change in ownership as determined under the regulations.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax assets for every period because it is more likely than not that all of the deferred tax assets will not be realized.

In accordance with ASC 740, a valuation allowance must be established if it is more likely than not that the deferred tax assets will not be realized. This assessment is based upon consideration of available positive and negative evidence, which includes, among other things, the Company’s most recent results of operations and expected future profitability. Based on the Company’s cumulative losses in recent years, a full valuation allowance against the Company’s deferred tax assets as of December 31, 2024 and 2023 respectively has been established as Management believes that the Company will not more likely than not realize the benefit of those deferred tax assets. Therefore, no tax provision has been recorded for the years ended December 31, 2024 and 2023, respectively.

The Company complies with the provisions of ASC 740-10 in accounting for its uncertain tax positions. ASC 740-10 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. Management has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740-10.

The Company is subject to income tax in the U.S., and certain state jurisdictions. The Company has not been audited by the U.S. Internal Revenue Service, or any states in connection with income taxes. The Company’s tax years generally remain open to examination for all federal and state income tax matters until its net operating loss carryforwards are utilized and the applicable statutes of limitation have expired. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

The Company recognizes interest and penalties related to unrecognized tax benefits, if incurred, as a component of income tax expense. No interest or penalties have been recorded for the years ended December 31, 2024 and 2023, respectively.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. At present the Company does not expect that the NOL carryback provision of the CARES Act will result in a material cash benefit to us.